                                 RESTATED BYLAWS

                                       OF

                              CORILLIAN CORPORATION





Adopted on: March 2, 2000

Amendments are listed on page i

                                   AMENDMENTS


------------------------------- ------------------------------------------- ----------------------------------
Section                         Effect of Amendment                         Date of Amendment







TABLE OF AMENDMENTS                                                       Page i

                                    CONTENTS


SECTION 1.          OFFICES..............................................................................1
SECTION 2.          SHAREHOLDERS.........................................................................1
        2.1         Annual Meeting; Procedures...........................................................1
                     2.1.1      Annual Meeting...........................................................1
                     2.1.2      Business To Be Conducted At Annual Meeting...............................1
        2.2         Special Meetings.....................................................................2
        2.3         Place of Meeting.....................................................................3
        2.4         Conduct of Meeting...................................................................3
        2.5         Notice of Meeting....................................................................3
        2.6         Waiver of Notice.....................................................................3
        2.7         Fixing of Record Date for Determining Shareholders...................................4
        2.8         Shareholders' List...................................................................4
        2.9         Quorum...............................................................................5
        2.10        Manner of Acting.....................................................................5
        2.11        Proxies..............................................................................5
        2.12        Voting of Shares.....................................................................6
        2.13        Voting for Directors.................................................................6
        2.14        Action by Shareholders Without a Meeting.............................................6
        2.15        Voting of Shares by Corporations.....................................................6
                     2.15.1     Shares Held by Another Corporation.......................................6
                     2.15.2     Shares Held by the Corporation...........................................6
        2.16        Acceptance or Rejection of Shareholder Votes, Consents, Waivers and
                    Proxy Appointments...................................................................7
                     2.16.1     Documents Bearing Name of Shareholders...................................7
                     2.16.2     Documents Bearing Name of Third Parties..................................7
                     2.16.3     Rejection of Documents...................................................7
SECTION 3.          BOARD OF DIRECTORS...................................................................8
        3.1         General Powers.......................................................................8


                                                                          Page i

        3.2         Number; Procedure for Nomination.....................................................8
                     3.2.1      Number of Directors......................................................8
                     3.2.2      Procedure for Nomination.................................................8
        3.3         Annual and Regular Meetings..........................................................9
        3.4         Special Meetings.....................................................................9
        3.5         Meetings by Telecommunications.......................................................9
        3.6         Notice of Special Meetings..........................................................10
                     3.6.1      Personal Delivery.......................................................10
                     3.6.2      Delivery by Mail........................................................10
                     3.6.3      Delivery by Telegraph...................................................10
                     3.6.4      Oral Notice.............................................................10
                     3.6.5      Notice by Facsimile Transmission........................................10
                     3.6.6      Notice by Private Courier...............................................10
        3.7         Waiver of Notice....................................................................11
                     3.7.1      Written Waiver..........................................................11
                     3.7.2      Waiver by Attendance....................................................11
        3.8         Quorum..............................................................................11
        3.9         Manner of Acting....................................................................11
        3.10        Presumption of Assent...............................................................11
        3.11        Action by Board or Committees Without a Meeting.....................................12
        3.12        Resignation.........................................................................12
        3.13        Removal.............................................................................12
        3.14        Minutes.............................................................................12
        3.15        Executive and Other Committees......................................................12
                     3.15.1     Creation of Committees..................................................12
                     3.15.2     Audit Committee.........................................................13
                     3.15.3     Compensation Committee..................................................13
                     3.15.4     Authority of Committees.................................................13
                     3.15.5     Minutes of Meetings.....................................................14


                                                                         Page ii

                     3.15.6     Resignation.............................................................14
                     3.15.7     Removal.................................................................14
        3.16        Compensation........................................................................14
SECTION 4.          OFFICERS............................................................................14
        4.1         Number..............................................................................14
        4.2         Appointment and Term of Office......................................................15
        4.3         Resignation.........................................................................15
        4.4         Removal.............................................................................15
        4.5         Vacancies...........................................................................15
        4.6         Chair of the Board..................................................................16
        4.7         President...........................................................................16
        4.8         Vice President......................................................................16
        4.9         Secretary...........................................................................16
        4.10        Treasurer...........................................................................17
        4.11        Salaries............................................................................17
SECTION 5.          CONTRACTS, LOANS, CHECKS AND DEPOSITS...............................................17
        5.1         Contracts...........................................................................17
        5.2         Loans to the Corporation............................................................17
        5.3         Loans to Directors..................................................................17
        5.4         Checks, Drafts, Etc.................................................................18
        5.5         Deposits............................................................................18
SECTION 6.          CERTIFICATES FOR SHARES AND THEIR TRANSFER..........................................18
        6.1         Issuance of Shares..................................................................18
        6.2         Escrow for Shares...................................................................18
        6.3         Certificates for Shares.............................................................19
        6.4         Stock Records.......................................................................19
        6.5         Restriction on Transfer.............................................................19
                     6.5.1      Securities Laws.........................................................19
                     6.5.2      Other Restrictions......................................................19


                                                                        Page iii

        6.6         Transfer of Shares..................................................................19
        6.7         Lost or Destroyed Certificates......................................................20
        6.8         Transfer Agent and Registrar........................................................20
        6.9         Officer Ceasing to Act..............................................................20
        6.10        Fractional Shares...................................................................20
SECTION 7.          BOOKS AND RECORDS...................................................................20
SECTION 8.          FISCAL YEAR.........................................................................20
SECTION 9.          SEAL................................................................................21
SECTION 10.         INDEMNIFICATION.....................................................................21
        10.1        Directors...........................................................................21
        10.2        Officers, Employees and Other Agents................................................21
        10.3        No Presumption of Bad Faith.........................................................21
        10.4        Advances of Expenses................................................................21
        10.5        Enforcement.........................................................................21
        10.6        Nonexclusivity of Rights............................................................22
        10.7        Survival of Rights..................................................................22
        10.8        Insurance...........................................................................23
        10.9        Amendments to Law...................................................................23
        10.10       Savings Clause......................................................................23
        10.11       Certain Definitions.................................................................23
SECTION 11.         AMENDMENTS..........................................................................24


                                                                         Page iv

                             SECOND RESTATED BYLAWS
                                       OF
                              CORILLIAN CORPORATION


SECTION 1.            OFFICES

         The principal office of the Corporation shall be located at the principal place of business or such other place as the Board of Directors (the "Board") may designate. The Corporation may have such other offices, either within or without the State of Oregon, as the Board may designate or as the business of the Corporation may require from time to time.

SECTION 2.            SHAREHOLDERS

         2.1      ANNUAL MEETING; PROCEDURES

                  2.1.1      ANNUAL MEETING

         The annual meeting of the shareholders shall be held on such date as shall be fixed by resolution of the Board, at the principal office of the Corporation or such other place as fixed by the Board, for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day. At any time prior to the commencement of the annual meeting, the Board may postpone the annual meeting for a period of up to 120 days from the date fixed for such meeting in accordance with this section.

                  2.1.2      BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         Only such business shall be conducted at an annual meeting of shareholders as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal office of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, that in the event that less than 70 days' notice of the date of the meeting is given to the shareholders, notice by the shareholder to be timely must be so received not later than


BYLAWS                                                                    PAGE 1
the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed. A shareholder's notice to the Secretary shall set forth (a) as to each matter the shareholder proposes to bring before the annual meeting, a brief description of the business proposed to be brought before the annual meeting, the language of the proposal, if appropriate, and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) a representation that the shareholder is entitled to vote at such meeting and a statement of the class and number of shares of the corporation which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business, and (e) a representation that the shareholder intends to appear in person or by proxy at the meeting to present the business specified in the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.1.2. The Board or the Chair of the meeting shall, if the facts warrant, determine (i) that a proposal does not constitute proper business to be transacted at the meeting, or (ii) that business was not properly brought before the meeting in accordance with the provisions of this Section 2.1.2, and, if it is so determined, in either case, any such business shall not be transacted. The procedures set forth in this Subsection
2.1 for business to be properly brought before an annual meeting by a shareholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8 under Section 14 of the Securities Exchange Act of 1934, as amended, or any successor provision.

         2.2      SPECIAL MEETINGS

         The Board, the President or the Chair of the Board may call special meetings of the shareholders for any purpose. At any special meeting of the shareholders, only such business as is specified in the notice of such special meeting given by or at the direction of the Board, the President or the Chair of the Board, in accordance with Section 2.5 hereof, shall come before such meeting. The holders of not less than one-tenth of all the outstanding shares of the Corporation entitled to vote on any issue proposed to be considered at a proposed special meeting may request that a special meeting of the shareholders be called, if they date, sign and deliver to the Corporation's Secretary a written demand for a special meeting setting forth
(a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business proposed to be brought before the meeting, the language of the proposal, if appropriate, and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) a representation that the shareholder is entitled to vote at such meeting and a statement of the class and number of shares of the corporation which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business, and (e) a representation that the shareholder intends to appear in person or by proxy at the meeting to present the business specified in the notice.

         2.3      PLACE OF MEETING

         All meetings shall be held at the principal office of the Corporation or at such other place as designated by the Board.

         2.4      CONDUCT OF MEETING

         The Chair of the meeting shall have the authority to adopt such rules for the conduct of any annual or special meeting of shareholders as he or she may deem necessary or appropriate to facilitate orderly meetings.

         2.5      NOTICE OF MEETING

         (a) The Corporation shall cause to be delivered to each shareholder entitled to notice of or to vote at an annual or special meeting of shareholders, either personally or by mail, not less than ten (10) nor more than sixty (60) days before the meeting, written notice stating the date, time and place of the meeting and, in the case of a special meeting, the purpose(s) for which the meeting is called.

         (b) Notice to a shareholder of an annual or special shareholder meeting shall be in writing. Such notice is effective (i) when mailed, if it is mailed postpaid and is correctly addressed to the shareholder's address shown in the Corporation's then-current record of shareholders, or (ii) when received by the shareholder, if it is delivered by telegraph, facsimile transmission or private courier.

         (c) If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment, unless a new record date for the adjourned meeting is or must be fixed under Section 2.7(a) of these Bylaws or the Oregon Business Corporation Act.

         2.6      WAIVER OF NOTICE

         (a) Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, and delivered to the Corporation for inclusion in the minutes for filing with the corporate records, shall be deemed equivalent to the giving of such notice.

         (b) The attendance of a shareholder at a meeting waives objection to lack of, or defect in, notice of such meeting or of consideration of a particular matter at the meeting, unless the shareholder, at the beginning of the meeting or prior to consideration of such matter, objects to holding the meeting, transacting business at the meeting, or considering the matter when presented at the meeting.

         2.7      FIXING OF RECORD DATE FOR DETERMINING SHAREHOLDERS

         (a) For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than seventy (70) days, and in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, or to receive payment of a dividend, the date on which the notice of meeting is mailed or on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination. Such determination shall apply to any adjournment of the meeting, provided such adjournment is not set for a date more than 120 days after the date fixed for the original meeting.

         (b) The record date for the determination of shareholders entitled to demand a special shareholder meeting shall be the date the first shareholder signs the demand.

         2.8      SHAREHOLDERS' LIST

         (a) Beginning two (2) business days after notice of a meeting of shareholders is given, a complete alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group, and within each voting group by class or series, with the address of and number of shares held by each shareholder. This record shall be kept on file at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. On written demand, this record shall be subject to inspection by any shareholder at any time during normal business hours. Such record shall also be kept open at such meeting for inspection by any shareholder.

         (b) A shareholder may, on written demand, copy the shareholders' list at such shareholder's expense during regular business hours, provided that:

                        (i) Such shareholder's demand is made in good faith and for a proper purpose;

                       (ii) Such shareholder has described with reasonable particularity such shareholder's purpose in the written demand; and

                      (iii) The shareholders' list is directly connected with such shareholder's purpose.

         2.9      QUORUM

         A majority of the votes entitled to be cast on a matter at a meeting by a voting group, represented in person or by proxy, shall constitute a quorum of that voting group for action on that matter at a meeting of the shareholders. If a quorum is not present for a matter to be acted upon, a majority of the shares represented at the meeting may adjourn the meeting from time to time without further notice. If the necessary quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         2.10     MANNER OF ACTING

         (a) If a quorum exists, action on a matter (other than the election of Directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the affirmative vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act.

         (b) If a matter is to be voted on by a single group, action on that matter is taken when voted upon by that voting group. If a matter is to be voted on by two or more voting groups, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on such matter.

         2.11     PROXIES

         A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes at the meeting. A proxy shall become invalid eleven (11) months after the date of its execution, unless otherwise expressly provided in the proxy. A proxy for a specified meeting shall entitle the holder thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment thereof.

         2.12     VOTING OF SHARES

         Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

         2.13     VOTING FOR DIRECTORS

         Each shareholder may vote, in person or by proxy, the number of shares owned by such shareholder that are entitled to vote at an election of Directors, for as many persons as there are Directors to be elected and for whose election such shares have a right to vote. Unless otherwise provided in the Articles of Incorporation, Directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

         2.14     ACTION BY SHAREHOLDERS WITHOUT A MEETING

         Any action which could be taken at a meeting of the shareholders may be taken without a meeting if a written consent setting forth the action so taken is signed by all shareholders entitled to vote with respect to the subject matter thereof. The action shall be effective on the date on which the last signature is placed on the consent, or at such earlier or later time as is set forth therein. Such written consent, which shall have the same force and effect as a unanimous vote of the shareholders, shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

         2.15     VOTING OF SHARES BY CORPORATIONS

         2.15.1        SHARES HELD BY ANOTHER CORPORATION

         Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such other corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine; provided, however, such shares are not entitled to vote if the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of such other corporation.

                  2.15.2     SHARES HELD BY THE CORPORATION

         Authorized but unissued shares shall not be voted or counted for determining whether a quorum exists at any meeting or counted in determining the total number of outstanding shares at any given time. Notwithstanding the foregoing, shares of its own stock held by the Corporation in a fiduciary capacity may be counted for purposes of determining whether a quorum exists, and may be voted by the Corporation.

         2.16 ACCEPTANCE OR REJECTION OF SHAREHOLDER VOTES, CONSENTS, WAIVERS AND PROXY APPOINTMENTS

                  2.16.1     DOCUMENTS BEARING NAME OF SHAREHOLDERS

         If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Secretary or other agent authorized to tabulate votes at the meeting may, if acting in good faith, accept such vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder.

                  2.16.2     DOCUMENTS BEARING NAME OF THIRD PARTIES

         If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of its shareholder, the Secretary or other agent authorized to tabulate votes at the meeting may nevertheless, if acting in good faith, accept such vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if:

         (a) The shareholder is an entity and the name signed purports to be that of an officer or an agent of the entity;

         (b) The name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the Secretary or other agent requests, acceptable evidence of fiduciary status has been presented;

         (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder, and, if the Secretary or other agent requests, acceptable evidence of this status has been presented;

         (d) The name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the Secretary or other agent requests, acceptable evidence of the signatory's authority to sign has been presented; or

         (e) Two or more persons are the shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

                  2.16.3     REJECTION OF DOCUMENTS

         The Secretary or other agent authorized to tabulate votes at the meeting is entitled to reject a vote, consent, waiver or proxy appointment if such agent, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

SECTION 3.            BOARD OF DIRECTORS

         3.1      GENERAL POWERS

         The business and affairs of the Corporation shall be managed by the Board, except as may otherwise be provided in these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act.

         3.2      NUMBER; PROCEDURE FOR NOMINATION

                  3.2.1      NUMBER OF DIRECTORS

         The Board shall be composed of not less than three (3) nor more than nine (9) Directors, the specific number to be set by resolution of the Board. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. All of the Directors of the Corporation shall hold office until death or removal from office and until their successors are elected and qualified. Directors need not be shareholders of the Corporation or residents of the State of Oregon.

                  3.2.2      PROCEDURE FOR NOMINATION

         Only persons who are nominated in accordance with the procedures set forth in this Section 3.2.2 shall be eligible for election as Directors by the shareholders. Nominations of persons for election to the Board may be made at a meeting of shareholders by or at the direction of the Board or by any shareholder of the corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedure set forth in this Section 3.2.2. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive office of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, that in the event that less than 70 days' notice of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election as a Director, (i) the name, age, business and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation's books, of such shareholder, (ii) a representation that the shareholder is entitled to vote at such meeting and statement of the class and number of shares of the corporation that are beneficially owned by such shareholder and (iii) a representation that the shareholder intends to appear in person or by proxy at the meeting to make the nomination specified in the notice. At the request of the Board, any person nominated by the Board for election as a Director shall furnish to the Secretary that information required to be set forth in a shareholder's notice of nomination. The Board or the Chair of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and, if it is so determined, the defective nomination shall be disregarded. The procedures set forth in this Subsection 3.2.2 for nomination for the election of Directors by shareholders are in addition to, and not in limitation of, any procedures now in effect or hereafter adopted by or at the direction of the Board or any committee thereof.

         3.3      ANNUAL AND REGULAR MEETINGS

         An annual Board meeting shall be held without further notice immediately after and at the same place as the annual meeting of shareholders.

         By resolution the Board, or any committee thereof, may specify the time and place for holding regular meetings thereof without other notice than such resolution.

         3.4      SPECIAL MEETINGS

         Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chair of the Board, the Chief Executive Officer or the President, or by one-third of the Directors then in office and, in the case of any special meeting of any committee designated by the Board, by the Chair thereof. The person or persons authorized to call special meetings may fix any place either within or outside of the State of Oregon as the place for holding any special Board or committee meeting called by them.

         3.5      MEETINGS BY TELECOMMUNICATIONS

         Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by use of any means of communication by which all persons participating may simultaneously hear each other during the meeting. Participation by such means shall be deemed presence in person at the meeting.

         3.6      NOTICE OF SPECIAL MEETINGS

         Notice of a special Board or committee meeting stating the date, time and place of the meeting shall be given to a Director in writing or orally by telephone or in person as set forth below. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

                  3.6.1      PERSONAL DELIVERY

         If delivery is by personal service, the notice shall be effective if delivered at such address at least one day before the meeting.

                  3.6.2      DELIVERY BY MAIL

         If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least two days before the meeting properly addressed to a Director at his or her address shown on the records of the Corporation with postage prepaid.

                  3.6.3      DELIVERY BY TELEGRAPH

         If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company by such time that the telegraph company guarantees delivery at least one day before the meeting.

                  3.6.4      ORAL NOTICE

         If notice is delivered orally, by telephone or in person, the notice shall be effective if personally given to a Director at least one day before the meeting.

                  3.6.5      NOTICE BY FACSIMILE TRANSMISSION

         If notice is delivered by facsimile transmission, the notice shall be deemed effective if the content thereof is transmitted to the office of a Director, at the facsimile number shown on the records of the Corporation, at least one day before the meeting, and receipt is either confirmed by confirming transmission equipment or acknowledged by the receiving office.

                  3.6.6      NOTICE BY PRIVATE COURIER

         If notice is delivered by private courier, the notice shall be deemed effective if delivered to the courier, properly addressed and prepaid, by such time that the courier guarantees delivery at least one day before the meeting.

         3.7      WAIVER OF NOTICE

                  3.7.1      WRITTEN WAIVER

         Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act, a waiver thereof in writing, executed at any time, specifying the meeting for which notice is waived, signed by the person or persons entitled to such notice, and filed with the minutes or corporate records, shall be deemed equivalent to the giving of such notice.

                  3.7.2      WAIVER BY ATTENDANCE

         The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director, at the beginning of the meeting, or promptly upon such Director's arrival, objects to holding the meeting or transacting any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         3.8      QUORUM

         A majority of the number of Directors fixed by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business at any Board meeting.

         3.9      MANNER OF ACTING

         The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Oregon Business Corporation Act.

         3.10     PRESUMPTION OF ASSENT

         A Director of the Corporation present at a Board or committee meeting at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless such Director objects at the beginning of the meeting, or promptly upon such Director's arrival, to holding the meeting or transacting business at the meeting; or such Director's dissent is entered in the minutes of the meeting; or such Director delivers a written notice of dissent or abstention to such action with the presiding officer of the meeting before the adjournment thereof; or such Director forwards such notice by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. A Director who voted in favor of such action may not thereafter dissent or abstain.

         3.11     ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

         Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each Director or by each committee member. The action shall be effective when the last signature is placed on the consent, unless the consent specifies an earlier or later date. Such written consent, which shall have the same effect as a unanimous vote of the Directors or such committee, shall be inserted in the minute book as if it were the minutes of a Board or committee meeting.

         3.12     RESIGNATION

         Any Director may resign at any time by delivering written notice to the Chair of the Board, the Board, or to the registered office of the Corporation. Such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

         3.13     REMOVAL

         One or more members of the Board (including the entire Board) may be removed at a meeting of shareholders called expressly for that purpose, provided that the notice of such meeting states that the purpose, or one of the purposes, of the meeting is such removal. A member of the Board may be removed with or without cause, unless the Articles of Incorporation permit removal for cause only, by a vote of the holders of a majority of the shares then entitled to vote on the election of the Director(s). A Director may be removed only if the number of votes cast to remove the Director exceeds the number of votes cast to not remove the Director. If a

Director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove such Director.

         3.14     MINUTES

         The Board shall keep minutes of its meetings and shall cause them to be recorded in books kept for that purpose.

         3.15     EXECUTIVE AND OTHER COMMITTEES

                  3.15.1     CREATION OF COMMITTEES

         The Board, by resolution, may appoint standing or temporary committees, including an Executive Committee, from its own number and consisting of no less than two (2) Directors. The Board may invest such committee(s) with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Articles of Incorporation and the Oregon Business Corporation Act.

                  3.15.2     AUDIT COMMITTEE

         In addition to any other committees appointed pursuant to this
Section 3.16, there shall be an Audit Committee, appointed annually by the Board, consisting of at least three (3) Directors who are independent directors, each of whom is able to read and understand fundamental financial statements and at least one (1) Director who has had past employment experience in finance or accounting, requisite professional experience in accounting, or any other comparable experience or background which results in the individual's sophistication. It shall be the responsibility of the Audit Committee to (a) recommend the selection, retention or replacement of the Corporation's independent auditor, and ensure the independence of such auditor through an analysis of written statements delineating all relationships between such auditor and the Corporation and by engaging in dialogue with such auditor regarding any such relationships that may impact the objectivity and independence of such auditor; (b) review the scope and results of the annual independent audit of the books and records of the Corporation; (c) review the adequacy of internal accounting, financial and operating controls; (d) review procedures to ensure compliance with applicable financial reporting requirements of government agencies; and (e) perform such other duties as shall be assigned to the Audit Committee by the Board of Directors. The Corporation's independent auditor shall be ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders of the Corporation. The Audit Committee shall meet at such times and places as the members deem advisable, and shall make such recommendations to the Board as its members consider appropriate.

                  3.15.3     COMPENSATION COMMITTEE

         The Board may, in its discretion, designate a Compensation Committee having at least two (2) Directors, a majority of whom are not members of management. The duties of the Compensation Committee shall consist of the following: (a) to establish and review periodically, but not less than annually, the compensation of the officers of the corporation and to make recommendations concerning such compensation to the Board; (b) to consider incentive compensation plans for the employees of the corporation; (c) to carry out the duties assigned to the Compensation Committee under any stock option plan or other plan approved by the corporation; (d) to consult with the Chief Executive Officer or the President concerning any compensation matters deemed appropriate by the Chief Executive Officer, the President or the Compensation Committee; and (e) to perform such other duties as shall be assigned to the Compensation Committee by the Board. The Compensation Committee shall meet at such times and places as its members deem advisable and shall make such recommendations to the Board as its members consider appropriate.

                  3.15.4     AUTHORITY OF COMMITTEES

         Except as otherwise provided by these Bylaws or by law, each committee shall have and may exercise all of the authority of the Board to the extent provided in the resolution of the Board designating the committee and any subsequent resolutions pertaining thereto and adopted in like manner.

                  3.15.5     MINUTES OF MEETINGS

         All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

                  3.15.6     RESIGNATION

         Any member of any committee may resign at any time by delivering written notice thereof to the Board, the Chair of the Board or the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

                  3.15.7     REMOVAL

         The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of Directors fixed by or in the manner provided by these Bylaws.

         3.16     COMPENSATION

         By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 4.            OFFICERS

         4.1      NUMBER

         The Officers of the Corporation shall include a President and a Secretary, each of whom shall be appointed by the Board. A Chair of the Board and a Chief Executive Officer may be appointed by the Board. The Board may appoint, or may delegate to the Chair of the Board, Chief Executive Officer or President the power to appoint, one or more Vice Presidents, a Treasurer and other Officers and assistant Officers. Such Vice Presidents, Treasurer, other Officers and assistant Officers shall hold office for such period, and shall have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board, or the Board may delegate the power to prescribe their respective terms of office, authority and duties to the Chair of the Board, Chief Executive Officer or President. Any two or more offices may be held by the same person.

         4.2      APPOINTMENT AND TERM OF OFFICE

         The President and Secretary of the Corporation shall be appointed annually by the Board at the Board meeting held after the annual meeting of the shareholders. The Chair of the Board and Chief Executive Officer of the Corporation, if any, shall be appointed annually by the Board at the same meeting. If the appointment of such Officers is not made at such meeting, such appointment shall be made as soon thereafter as a Board meeting conveniently may be held. Unless an Officer dies, resigns, or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is appointed.

         4.3      RESIGNATION

         Any Officer may resign at any time by delivering written notice to the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

         4.4      REMOVAL

         Any Officer or agent appointed by the Board may be removed by the Board, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any Officer or agent appointed by the Chair of the Board, Chief Executive Officer or President may be removed by any such appointing Officer, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an Officer or agent shall not of itself create contract rights.

         4.5      VACANCIES

         A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board. If a resignation is made effective at a later date, and the Corporation accepts such future effective date, the Board may fill the pending vacancy before the effective date, if the Board provides that the successor does not take office until the effective date.

         4.6      CHAIR OF THE BOARD

         If appointed, the Chair of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and shareholders unless another Officer is appointed or designated by the Board as Chair of such meeting.

         4.7      PRESIDENT

         The President shall be the chief executive Officer of the Corporation unless some other Officer is so designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chair of the Board and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the Corporation. The President shall have authority to sign deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other Officer or agent of the Corporation, or are required by law to be otherwise signed or executed by some other Officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.

         4.8      VICE PRESIDENT

         In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first appointed to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board.

         4.9      SECRETARY

         The Secretary shall (a) prepare and keep the minutes of meetings of the shareholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be responsible for custody of the corporate records and seal of the corporation; (d) keep registers of the post office address of each shareholder and Director; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

         4.10     TREASURER

         If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

         4.11     SALARIES

         The salaries of the Officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No Officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5.            CONTRACTS, LOANS, CHECKS AND DEPOSITS

         5.1      CONTRACTS

         The Board may authorize any Officer or Officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

         5.2      LOANS TO THE CORPORATION

         No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

         5.3      LOANS TO DIRECTORS

         The Corporation shall not lend money to or guarantee the obligation of a Director unless (a) the particular loan or guarantee is approved by a majority of the votes represented by the outstanding voting shares of all classes, voting as a single voting group, excluding the votes of the shares owned by or voted under the control of the benefited Director; or (b) the Board determines that the loan or guarantee benefits the Corporation and either approves the specific loan or guarantee or a general plan authorizing the loans and guarantees. The fact that a loan or guarantee is made in violation of this provision shall not affect the borrower's liability on the loan.

         5.4      CHECKS, DRAFTS, ETC.

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such Officer or Officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board.

         5.5      DEPOSITS

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select.

SECTION 6.            CERTIFICATES FOR SHARES AND THEIR TRANSFER

         6.1      ISSUANCE OF SHARES

         No shares of the Corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for such shares is adequate. Such determination by the Board shall be conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.

         6.2      ESCROW FOR SHARES

         The Board may authorize the placement in escrow of shares issued for a contract for future services or benefits or a promissory note, or may authorize other arrangements to restrict the transfer of shares, and may authorize the crediting of distributions in respect of such shares against their purchase price, until the services are performed, the note is paid or the benefits received. If the services are not performed, the note is not paid, or the benefits are not received, the Board may cancel, in whole or in part, such shares placed in escrow or restricted and such distributions credited.

         6.3      CERTIFICATES FOR SHARES

         Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board. Such certificates shall be signed by any two of the following officers: the Chair of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or an employee of the Corporation. All certificates shall be consecutively numbered or otherwise identified.

         6.4      STOCK RECORDS

         The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         6.5      RESTRICTION ON TRANSFER

                  6.5.1      SECURITIES LAWS

         Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the Corporation shall bear conspicuously on the front or back of the certificate a legend or legends describing the restriction or restrictions.

                  6.5.2      OTHER RESTRICTIONS

         In addition, the front or back of all certificates shall include conspicuous written notice of any further restrictions which may be imposed on the transferability of such shares.

         6.6      TRANSFER OF SHARES

         Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

         6.7      LOST OR DESTROYED CERTIFICATES

         In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

         6.8      TRANSFER AGENT AND REGISTRAR

         The Board may from time to time appoint one or more Transfer Agents and one or more Registrars for the shares of the Corporation, with such powers and duties as the Board shall determine by resolution.

         6.9      OFFICER CEASING TO ACT

         In case any officer who has signed or whose facsimile signature has been placed upon a stock certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if the signer were such officer at the date of its issuance.

         6.10     FRACTIONAL SHARES

         The Corporation shall not issue certificates for fractional shares.

SECTION 7.            BOOKS AND RECORDS

         The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and Board and such other records as may be necessary or advisable.

SECTION 8.            FISCAL YEAR

         The fiscal year of the Corporation shall be the twelve-month period ending on December 31 of each year, provided that if a different fiscal year is at any time selected for purposes of federal income taxes, the fiscal year shall be the year so selected.

SECTION 9.            SEAL

         The seal of the Corporation, if any, shall consist of the name of the Corporation and the state of its incorporation.

SECTION 10.           INDEMNIFICATION

         10.1     DIRECTORS

         The Corporation shall indemnify its directors to the fullest extent not prohibited by law.

         10.2     OFFICERS, EMPLOYEES AND OTHER AGENTS

         The Corporation shall have the power to indemnify its officers, employees and other agents to the fullest extent not prohibited by law.

         10.3     NO PRESUMPTION OF BAD FAITH

         The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of this Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

         10.4     ADVANCES OF EXPENSES

         The expenses incurred by a director in any proceeding shall be paid by the Corporation in advance at the written request of the director, if the director:

         (a) Furnishes the Corporation a written affirmation of such person's good faith belief that such person is entitled to be indemnified by the Corporation; and

         (b) Furnishes the Corporation a written undertaking to repay such advance to the extent that it is ultimately determined by a court that such person is not entitled to be indemnified by the Corporation. Such advances shall be made without regard to the person's ability to repay such expenses and without regard to the person's ultimate entitlement to indemnification under this Bylaw or otherwise.

         10.5     ENFORCEMENT

         Without the necessity of entering into an express contract, all rights to indemnification and advances under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director who serves in such capacity at any time while this Bylaw and any other applicable law, if any, are in effect. Any right to indemnification or advances granted by this Bylaw to a director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (a) the claim for indemnification or advances is denied, in whole or in part, or (b) no disposition of such claim is made within ninety (90) days of request thereof. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be also paid the expense of prosecuting the claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition when the required affirmation and undertaking have been tendered to the Corporation) that the claimant has not met the standards of conduct which makes it permissible under the law for the Corporation to indemnify the claimant, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         10.6     NONEXCLUSIVITY OF RIGHTS

         The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of articles of incorporation, bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in the person's official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances to the fullest extent not prohibited by law.

         10.7     SURVIVAL OF RIGHTS

         The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         10.8     INSURANCE

         To the fullest extent not prohibited by law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

         10.9     AMENDMENTS TO LAW

         For purposes of this Bylaw, the meaning of "law" within the phrase "to the fullest extent not prohibited by law" shall include, but not be limited to, the Oregon Business Corporation Act, as the same exists on the date hereof or as it may be amended; provided, however, that in the case of any such amendment, such amendment shall apply only to the extent that it permits the Corporation to provide broader indemnification rights than the Act permitted the Corporation to provide prior to such amendment.

     10.10    SAVINGS CLAUSE

         If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify each director to the fullest extent permitted by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     10.11    CERTAIN DEFINITIONS

         For the purposes of this Section, the following definitions shall apply:

         (a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which the director may be or may have been involved as a party or otherwise by reason of the fact that the director is or was a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         (b) The term "expenses" shall be broadly construed and shall include, without limitation, all costs, charges and expenses (including fees and disbursements of attorneys, accountants and other experts) actually and reasonably incurred by a director in connection with any proceeding, all expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under these Bylaws, but shall not include amounts paid in settlement, judgments or fines.

         (c) "Corporation" shall mean Corillian Corporation and any successor corporation thereof.

         (d) Reference to a "director," "officer," "employee" or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         (e) References to "other enterprises" shall include employee benefit plans. References to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan. References to "serving at the request of the

Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

SECTION 11.           AMENDMENTS

         These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board at any regular or special meeting of the Board. The shareholders may also make, alter, amend and repeal the Bylaws of the Corporation by the affirmative vote of at least two-thirds of the shares held by the members of each voting group entitled to vote on any such amendment. The shareholders, in amending or repealing a particular Bylaw, may provide expressly that the Board may not amend or repeal that Bylaw. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders in the manner set forth above.

         The foregoing Restated Bylaws were adopted by the Board of Directors of the Corporation on March __, 2000.




                                          ____________________________________
                                          Steven Sipowicz, Secretary